UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2007

DIONEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-11250	94-2647429
(Commission File Number)	(IRS Employer Identification No.)

1228 Titan Way
Sunnyvale, California 94088
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (408) 737-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2007, Dionex Corporation, (the "Company"), pursuant to resolutions of its Board of Directors, adopted an amendment to Sections 32 and 34 of Article VII of the Company’s Bylaws to expressly permit book-entry shares, pursuant to newly adopted rules of the Nasdaq Global Market. The Bylaw amendment became effective immediately upon adoption of such resolutions. A copy of the Bylaw amendment is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Bylaws of Dionex Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIONEX CORPORATION
Dated: January 17, 2007	By:	Craig A. McCollam
Craig A. McCollam Vice President, Finance and Administration and Chief Financial Officer